UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 5, 2005

REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

2000 Fifth Third Center 511 Walnut Street, Cincinnati, Ohio	45202

(Address of Principal Executive Offices)	(Zip Code)

(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

     On May 5, 2005, Regent Communications, Inc. (“Regent”) issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Regent’s first fiscal quarter ended March 31, 2005. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

                           (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release dated May 5, 2005 issued by Regent Communications, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2005	REGENT COMMUNICATIONS, INC.

	By:	/s/ ANTHONY A. VASCONCELLOS

Anthony A. Vasconcellos, Senior Vice President and Chief Financial Officer

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